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                                                                   EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statement No. 333--22745 of Diamond Offshore Drilling, Inc. on Form S--8 of our report dated June 16, 1999, appearing in this Annual Report on Form 11--K of Diamond Offshore Defined Contribution Retirement Plan for the year ended December 31, 1998.



DELOITTE & TOUCHE LLP

Houston, Texas
June 28, 1999